Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements
3.	Fair Value Measurements

The Company's financial assets and liabilities measured at fair value are classified within the fair value hierarchy which is defined as follows:

•	Level 1 — Quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.
•	Level 2 — Inputs other than quoted prices in active markets that are observable for the asset or liability, either directly or indirectly.
•	Level 3 — Inputs that are unobservable for the asset or liability.

Warrants

The Company allocated approximately $1.3 million of proceeds from its October 2011 registered direct offering to the fair value of common stock purchase warrants issued in connection with the offering that are classified as a liability. The valuation of the warrants is determined using the Black-Scholes Model. This model uses inputs such as the underlying price of the shares issued when the warrant is exercised, volatility, risk free interest rate and expected life of the instrument. The Company has determined that the warrants liability should be classified within Level 3 of the fair value hierarchy by evaluating each input for the Black-Scholes Model against the fair value hierarchy criteria and using the lowest level of input as the basis for the fair value classification. There are six inputs: closing price of the Company's common stock on the day of evaluation; the exercise price of the warrants; the remaining term of the warrants; the volatility of the Company's common stock; annual rate of dividends; and the risk free rate of return. Of those inputs, the exercise price of the warrants and the remaining term are readily observable in the warrants agreement. The annual rate of dividends is based on the Company's historical practice of not granting dividends. The closing price of the Company's common stock would fall under Level 1 of the fair value hierarchy as it is a quoted price in an active market. The risk free rate of return is a Level 2 input, while the historical volatility is a Level 3 input in accordance with the fair value accounting guidance. Since the lowest level input is a Level 3, the Company determined the warrants liability is most appropriately classified within Level 3 of the fair value hierarchy. This liability is subject to fair value mark-to-market adjustment each period. The assumptions used for the October 2011 warrants liability valuation were an expected life of 5.5 years, expected annual volatility of 121% and a risk free rate of 1.28%. The assumptions used for the December 31, 2011 warrants liability valuation were an expected life of 5.34 years, expected annual volatility of 119% and a risk free rate of 0.92%. As a result, the Company recognized the change in the fair value of the warrants liability as a non-operating expense of approximately $320,000 for the year ended December 31, 2011. The resulting fair value of the warrants liability at December 31, 2011 was approximately $1.6 million.